In this document, “[***]” indicates that confidential materials have been redacted from this document and filed separately with the Securities and Exchange Commission.

Exhibit 10.6
SECOND AMENDMENT
TO
CONTRACT MANUFACTURING SUPPLY AGREEMENT
This Second Amendment to Contract Manufacturing Supply Agreement (“Amendment”) is entered into as of this 15 day of August, 2018 (the “Amendment Effective Date”) by and between Bausch & Lomb Incorporated, having a place of business located at 8500 Hidden River Parkway, Tampa, Florida 33637 (“B+L”) and Aerie Distribution Incorporated, a Delaware Corporation having its principal place of business at 4301 Emperor Boulevard, Suite 400B, Durham, North Carolina 27703 (“Aerie Distribution”).
Whereas, B+L and Aerie Pharmaceuticals Inc. (“Aerie”) entered into a certain Contract Manufacturing Supply Agreement dated December 9, 2014 (and its amendments thereto) whereby Aerie engaged B+L to manufacture and supply certain Products (as defined therein) and B+L agreed to manufacture and supply such Products (collectively, the “Agreement”); and
Whereas, Aerie assigned its rights in the Agreement to Aerie Distribution with the consent of B+L and the parties amended the terms of the Agreement pursuant to the First Amendment to Contract Manufacturing Supply Agreement dated May 31, 2018; and
Whereas, the Parties now desire to further amend and modify the Agreement as set forth hereinafter.
In consideration of the foregoing premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.All capitalized terms used herein shall have the same meaning as set forth in the Agreement unless specifically defined herein.
2.    Section 7.A. of the Agreement is hereby amended by deleting such section and replacing it with the following:
“A.    Annual Minimum. Aerie shall purchase from B+L a minimum annual amount of Product(s) during the periods of time and in the amounts set forth in Appendix B attached hereto (the “Annual Minimum”). If Aerie does not purchase such Annual Minimum during any applicable time period as specified in Appendix B, then Aerie shall pay to B+L the amount calculated in accordance with the terms set forth in Appendix B. The parties shall meet at least once annually to discuss in good faith reasonable adjustments to the Annual Minimums for the following calendar year taking into consideration the market conditions for the Product(s). Any such adjustment shall be mutually agreed upon in writing and shall be subject to the terms of this Agreement.
3.    Appendix B of the Agreement is hereby amended by deleting such Appendix in its entirety and replacing it with Appendix B attached hereto.

4.    All other terms and conditions not specifically amended or modified herein shall remain in full force and effect.
(signature page follows)

In Witness Whereof, the parties have hereunto set forth their signatures as of the date set forth above.

Bausch & Lomb Incorporated	Aerie Distribution Incorporated

By:	/s/ David J. Dutort	By:	/s/ Tom Mitro

Name:	David Dutort	Name:	Tom Mitro

Title:	Director Site Operations	Title:	President and Chief Operating Officer

Aerie Distribution Incorporated

By:	/s/ Rich Rubino

Name:	Rich Rubino

Title:	Chief Financial Officer

APPENDIX B
Annual Minimums
Products: AR-13324 Ophthalmic Solution, 0.02% (Rhopressa®) and PG-324 Ophthalmic Solution, 0.02% (Roclatan™)

Calendar Year	Annual Minimum (number of units)
2019	[***]
2020	[***]
2021	[***]
2022	[***]
1.    During each Calendar Year above, Aerie shall purchase a combined number of units of all Products (Rhopressa and Roclatan) in the Annual Minimum amounts set forth in the table above.
2.    If Aerie fails to purchase the Annual Minimum during any applicable calendar year, Aerie shall pay to B+L an amount calculated by subtracting the total combined number of units of [***] from the [***] and then multiplying that result by an amount equal to [***] of the per unit prices of the commercial (non-sample) sizes of the Products as set forth in Appendix A (the resulting amount being the “Shortfall Amount”).
3.    Aerie shall pay any Shortfall Amount to B+L within forty-five (45) days of receipt of invoice issued following the end of the applicable Calendar Year.
For purposes of an example of the calculation of the Shortfall Amount utilizing the Annual Minimums set forth above and the current prices set forth in Appendix A, assume that in 2019 Aerie purchases [***] units of Rhopressa and [***] units of Roclatan. The calculation would be as follows:
[***] x ([***] Purchase Price of Commercial Products) = Shortfall Amount
[***]
[***]
[***] (Shortfall Amount)